UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐  Definitive Proxy Statement

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☐  Soliciting Material Pursuant to §240.14a-12

Weatherford International Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WEATHERFORD INTERNATIONAL LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

DATE AND TIME:	May 23, 2012, 9:00 A.M. (Swiss time)
PLACE:	Dolder Grand Hotel
Kurhausstrasse 65
8032 Zurich
Switzerland

AGENDA ITEMS:

1. Approve the 2011 Annual Report, the Consolidated Financial Statements for fiscal year 2011 and the Statutory Financial Statements of Weatherford International Ltd. (“Weatherford Switzerland”) for fiscal year 2011.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders approve the 2011 Annual Report, the consolidated financial statements for fiscal year 2011 and the statutory financial statements for fiscal year 2011.

2. Discharge of the Board of Directors and executive officers from liability under Swiss law for the year ended December 31, 2011.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders discharge the members of the Board of Directors and the executive officers from liability under Swiss law for the year ended December 31, 2011.

3. Elect directors.

Recommendation of the Board of Directors: FOR each nominee

Your Board of Directors recommends that Shareholders elect the following nominees as directors of the Company to hold office until the 2013 Annual General Meeting: Dr. Bernard J. Duroc-Danner, Dr. Samuel W. Bodman, III, Mr. Nicholas F. Brady, Mr. David J. Butters, Mr. William E. Macaulay, Mr. Robert K. Moses, Jr., Dr. Guillermo Ortiz, Sir Emyr Jones Parry and Mr. Robert A. Rayne.

4. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and re-elect Ernst & Young Ltd, Zurich as Weatherford Switzerland’s statutory auditor.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2012 and re-elect Ernst & Young Ltd, Zurich as Weatherford Switzerland’s statutory auditor for the year ending December 31, 2012.

5. Approve amendments to the Articles of Association to extend the Board’s authority to issue shares from the Company’s authorized share capital to May 23, 2014 and to increase issuable authorized capital to an amount equal to 50% of current stated capital.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders approve amendments to the Company’s Articles of Incorporation to extend the authorization of the Board of Directors to issue shares from the Company’s authorized share capital to May 23, 2014 and to increase issuable authorized capital to an amount equal to 382,386,611 shares, or CHF 443,568,468.76, which corresponds to 50% of current stated capital.

6. Approve an amendment to the Company’s 2010 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders approve an amendment of the Plan to increase the number of shares authorized for issuance under the Plan from 10,144,000 to 28,144,000 shares.

7. Adopt an advisory resolution approving the compensation of the named executive officers.

Recommendation of the Board of Directors: FOR

Your Board of Directors recommends that Shareholders adopt the advisory resolution regarding the compensation of the named executive officers contained in the proxy statement.

8. Any other matters that may properly come before the meeting.

Organizational Matters

We have established the close of business on May 2, 2012 as the record date for determining the registered shareholders entitled to attend, vote or grant proxies to vote at the meeting or any adjournments or postponements of the meeting.

A copy of the proxy statement and a proxy card are being sent to each shareholder registered in our share register as of March 30, 2012. Any additional shareholders who are registered in our share register on our record date of May 2, 2012 will receive a copy of these proxy materials after May 2, 2012.

Shareholders not registered in our share register as of May 2, 2012 will not be entitled to attend, vote or grant proxies to vote at the Annual General Meeting.

No shareholder will be entered in our share register as a shareholder with voting rights between the close of business on May 2, 2012 and the opening of business on the day following the Annual General Meeting. American Stock Transfer & Trust Company LLC, as transfer agent, maintains our share register and will, however, continue to register transfers of our registered shares in the share register in its capacity as transfer agent during this period.

All shareholders registered in our share register at the close of business on the record date of May 2, 2012 have the right to attend the Annual General Meeting and vote their shares. However, to ensure your representation at the Annual General Meeting, we request that you grant your proxy to vote on each of the proposals in this notice and any other matters that may properly come before the meeting to either (1) Mr. Joseph C. Henry or, failing him, Dr. Bernard J. Duroc-Danner or (2) Mr. Daniel Grunder, acting as independent proxy, by completing, signing, dating and returning the proxy card to arrive no later than May 23, 2012, whether or not you plan to attend.

If you are present at the Annual General Meeting, you may revoke your proxy and vote in person only if you (1) present yourself in person to our Secretary at the entrance of the meeting no later than one hour prior to the start of the Annual General Meeting, (2) declare your intent to revoke your proxy and cast your vote in person at the Annual General Meeting and (3) apply with the Secretary for the remittance of the necessary voting documentation upon presentation of documents evidencing your position as shareholder as of the May 2, 2012 record date.

Shares of holders who have timely submitted a properly executed proxy card by mail and specifically indicated their votes will be voted as indicated. If you properly give a proxy but do not indicate which proxy you wish to appoint, Mr. Joseph C. Henry or, failing him, Dr. Bernard J. Duroc-Danner will vote your shares in accordance with your instructions. If you properly give a proxy but do not indicate how you wish to vote (irrespective of which person to whom your proxy has been granted), your proxy will vote your shares in accordance with the proposals of our Board of Directors. If any other matters properly come before the Annual General Meeting, your proxy will have the discretion to vote on these matters in accordance with the proposal of the Board of Directors.

Most of our individual beneficial owners hold their shares through a brokerage account and therefore are not named in our share registry. Shareholders who hold their shares through a broker or other nominee (in “street name”) must vote their shares in the manner prescribed by their broker or other nominee. Shareholders who hold their shares in this manner and wish to vote in person at the meeting must obtain a valid proxy from the organization that holds their shares. This may be very difficult for an individual shareholder to do, so individual shareholders holding in street name are strongly encouraged to submit their proxy to their broker, who in turn will vote in accordance with their directions.

We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.

Proxy Holders of Deposited Shares

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for beneficial owners who did not grant proxies to the persons named on the proxy card are kindly asked to inform Weatherford Switzerland of the number and par value of the registered shares they represent as soon as possible, but no later than 9:00 a.m. (Swiss time) on the day of the Annual General Meeting, at the admission office for the Annual General Meeting.

Annual Report, Consolidated Financial Statements

The 2011 Annual Report on Form 10-K and the audited consolidated financial statements of Weatherford International Ltd. for the year ended December 31, 2011 and accompanying auditors’ report have been filed with the U.S.

Securities and Exchange Commission. Complete copies of these materials are available on our website at www.weatherford.com and will be made available for inspection by the shareholders of Weatherford International Ltd. at our principal executive offices in Switzerland, located at 4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland, telephone number +41 22.816.1500, beginning May 2, 2012. Any record shareholder may obtain a copy of these documents free of charge by contacting our U.S. Investor Relations Department in writing at 2000 St. James Place, Houston, Texas 77056 or by telephone at +1 (713) 836-4000.

By Order of the Board of

Directors

Joseph C. Henry

Corporate Secretary

Geneva, Switzerland

April 16, 2012